August 14, 2014
Chaparral Energy, Inc.
c/o Chaparral Energy, L.L.C.
701 Cedar Lake Blvd.
Oklahoma City, Oklahoma 73114
Attention: David J. Ketelsleger

Re:
Eighth Restated Credit Agreement dated as of April 12, 2010 (as amended, the “Credit Agreement”) among Chaparral Energy, Inc., a Delaware corporation (“Parent”), Borrowers, JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the Lenders from time to time a party thereto; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning assigned to such terms in the Credit Agreement.

Ladies and Gentlemen:
Reference is hereby made to that certain Limited Consent and Fourteenth Amendment to Eighth Restated Credit Agreement dated as of May 19, 2014 among Parent, Borrowers, Administrative Agent and the Lenders (the “Fourteenth Amendment”). In connection with the Fourteenth Amendment, Parent and Borrowers advised Administrative Agent and the Lenders that, as a result of the sale of certain Oil and Gas Properties contemplated by the Fourteenth Amendment, the Parent and Borrowers would not be in compliance with Section 9.18 of the Credit Agreement as a result of the occurrence and existence of the Temporary Hedging Noncompliance (as defined in the Fourteenth Amendment). In connection therewith, the Lenders consented to such Temporary Hedging Noncompliance during the Specified Period (as defined in the Fourteenth Amendment) on the terms and conditions set forth in the Fourteenth Amendment.
Parent and Borrowers have now advised Administrative Agent and the Lenders that the Temporary Hedging Noncompliance continues to exist, and Parent and Borrowers have requested that the Lenders enter into this letter agreement (this “Letter Agreement”) to extend the Specified Period (as defined in the Fourteenth Amendment) and to evidence their limited consent to the Temporary Hedging Noncompliance during the Specified Period as so extended, in each case, subject to the terms and conditions set forth herein.
In consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Lenders party hereto hereby (x) extend the Specified Period until the effective date of the November 1, 2014 Scheduled Redetermination pursuant to Section 2.07 of the Credit Agreement and (y) provide their limited consent to the Temporary Hedging Noncompliance for the Specified Period as so extended; provided, that notwithstanding anything to the contrary set forth in the Credit Agreement (as amended and modified by the Fourteenth Amendment), the parties hereto hereby agree that:
(a)     no Credit Party will enter into any Swap Agreement during the Specified Period unless either (i) (A) no Temporary Hedging Noncompliance exists at such time and (B) such Swap Agreement, together with any other existing Swap Agreements for the applicable category of Hydrocarbons, will not cause a violation of Section 9.18 of the Credit Agreement or (ii) such Swap Agreement solely unwinds or modifies previous positions to facilitate compliance with Section 9.18 of the Credit Agreement;

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Chaparral Energy, Inc.
August 14, 2014

(b)     commencing on Friday, August 15, 2014, and prior to the conclusion of each successive 14-day period thereafter until the Specified Period is no longer in effect, Borrower Representative shall furnish to the Administrative Agent the certificate required by Section 8.01(d) of the Credit Agreement, which certificate shall include, in addition to the information required by Section 8.01(d) of the Credit Agreement, (i) calculations of the percentage by which the aggregate notional volumes of all of the Credit Parties’ commodity Swap Agreements then in effect (other than basis differential swaps on volumes already hedged pursuant to other Swap Agreements) exceed the reasonably anticipated projected production from (A) Proved Reserves of oil and gas (but not natural gas liquids) of the Credit Parties and (B) Proved Developed Producing Reserves of natural gas liquids of the Credit Parties, in each case for Oil and Gas Properties of the Credit Parties for any period as set forth in the most recent Reserve Report delivered to Administrative Agent under the Credit Agreement (as such report may be supplemented from time to time by the Credit Parties in accordance with the Credit Agreement) for each of oil, gas and natural gas liquids, calculated separately, and (ii) the most recent supporting statements received by the Credit Parties with respect to the mark to market value of each of their respective Swap Agreements;
(c)     at all times during the Specified Period, the aggregate amount of Commitments under the Credit Agreement shall exceed the Credit Exposure by no less than the product of (i) two (2) multiplied by (ii) the sum of the Aggregate Swap Exposure for each of oil, gas and natural gas liquids. For purposes of this Letter Agreement, “Aggregate Swap Exposure” for a particular category of Hydrocarbons means (x) (i) if the aggregate mark to market value of all Swap Agreements of the Credit Parties for such category of Hydrocarbons is “out of the money”, the absolute value of such aggregate mark to market value or (ii) if the aggregate mark to market value of all Swap Agreements of the Credit Parties for such category of Hydrocarbons is “in the money”, $0, multiplied by (y) the percentage by which the aggregate notional volumes of all of the Credit Parties’ Swap Agreements for such category of Hydrocarbons exceed the aggregate amount of the reasonably anticipated projected production from Proved Reserves (or Proved Developed Producing Reserves with respect to natural gas liquids), in each case for such category of Hydrocarbons of the Credit Parties for any period as set forth in the most recent Reserve Report delivered to Administrative Agent under the Credit Agreement (as such report may be supplemented from time to time by the Credit Parties in accordance with the Credit Agreement); provided that for purposes of determining Aggregate Swap Exposure, oil and natural gas liquids shall be aggregated as one category of Hydrocarbons; and
(d)    In addition to the requirements of Section 6.02 of the Credit Agreement, prior to and in connection with any Borrowing or any issuance, amendment, renewal or extension of any Letter of Credit, in each case, during the Specified Period, the Borrower Representative shall deliver a certificate to Administrative Agent certifying the Credit Parties’ compliance with the foregoing clauses (a) through (c).
Administrative Agent and the Lenders shall have no obligation to grant any future waivers, consents or amendments with respect to the Credit Agreement or any other Loan Document. In the event the Credit Parties fail to comply with the above requirements then, notwithstanding anything to the contrary set forth in the Credit Agreement, it shall constitute an immediate Event of Default under the Credit Agreement without any notice or cure periods.
To induce Lenders and Administrative Agent to enter into this Letter Agreement, each Credit Party hereby represents and warrants to Lenders and Administrative Agent as follows:
(a)    Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof, except to the extent such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct as of such specified earlier date.

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Chaparral Energy, Inc.
August 14, 2014

(b)    No Default or Event of Default has occurred which is continuing and the total Credit Exposures of all Lenders do not exceed the Borrowing Base.
Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Nothing contained herein shall limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness as they may be increased pursuant hereto.
The parties hereto hereby agree that (a) Parent and Borrowers shall pay on demand all reasonable fees and expenses incurred by Administrative Agent (including, without limitation, reasonable fees and expenses of counsel to Administrative Agent) in connection with the preparation, negotiation and execution of this Letter Agreement and all related documents; (b) this Letter Agreement may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Letter Agreement until a counterpart hereof has been executed by Parent, Borrowers, Administrative Agent and the Majority Lenders, and facsimiles or other electronic transmission (e.g., pdf) shall be effective as originals; (c) THIS LETTER AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES, AND THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES; (d) this Letter Agreement constitutes a “Loan Document” under and as defined in Section 1.02 of the Credit Agreement; and (e) this Letter Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
Please evidence your agreement to each of the provisions of this Letter Agreement by executing a counterpart hereof where indicated and returning a fully executed counterpart.

Signature Pages Follow

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JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Ryan L. Aman
Ryan L. Aman, Authorized Officer

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
RESTRICTED PAYMENTS – CHAPARRAL ENERGY, INC.
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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nancy M. Mak
Name:	Nancy M. Mak
Title:	Senior Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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ROYAL BANK OF CANADA,
as a Lender

By:
Name:
Title:

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Jennifer Anderson
Name:	Jennifer Anderson
Title:	Associate Director

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Page Dillehunt
Name:	Page Dillehunt
Title:	Managing Director

By:	/s/ Ting Lee
Name:	Ting Lee
Title:	Director

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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SOCIÉTÉ GÉNÉRALE,
as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Director

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Catherine Cook
Name:	Catherine Cook
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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THE BANK OF NOVA SCOTIA,
as a Lender

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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COMERICA BANK,
as a Lender

By:	/s/ Devin S. Eaton
Name:	Devin S. Eaton
Title:	Relationship Manager

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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NATIXIS, NEW YORK BRANCH,
as a Lender

By:	/s/ Louis P. Laville III
Name:	Louis P. Laville III
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Larry L. Sears
Name:	Larry L. Sears
Title:	Senior Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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COMPASS BANK,
as a Lender

By:	/s/ Kathleen J. Bowen
Name:	Kathleen J. Bowen
Title:	Senior Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Michael Spaight
Name:	Michael Spaight
Title:	Authorized Signatory

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ John Dravenstott
Name:	John Dravenstott
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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MUFG UNION BANK, N.A., (f/k/a Union Bank, N.A.)
as a Lender

By:	/s/ Rachel Bowman
Name:	Rachel Bowman
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Nicholas T. Hanford
Name:	Nicholas T. Hanford
Title:	Vice President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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PARENT:
CHAPARRAL ENERGY, INC.,
a Delaware corporation

By:	/s/ Mark A. Fischer
Mark A. Fischer,
Chief Executive Officer and President

BORROWERS:
CHAPARRAL ENERGY, L.L.C.
CHAPARRAL RESOURCES, L.L.C.
CHAPARRAL CO2, L.L.C.
CEI ACQUISITION, L.L.C.
CEI PIPELINE, L.L.C.
CHAPARRAL REAL ESTATE, L.L.C.
CHAPARRAL EXPLORATION, L.L.C.
ROADRUNNER DRILLING, L.L.C.

By:	/s/ Mark A. Fischer
Mark A. Fischer,
Manaager

GREEN COUNTRY SUPPLY, INC.

By:	/s/ Mark A. Fischer
Mark A. Fischer,
Chief Executive Officer and President

SIGNATURE PAGE TO LETTER AGREEMENT REGARDING
TEMPORARY HEDGING NONCOMPLIANCE – CHAPARRAL ENERGY, INC.
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